UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 30, 2017)

Andeavor

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note:

On October 30, 2017 (the “Closing Date”) and effective as of 4:01 p.m. Eastern Time, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 13, 2017, by and among Andeavor Logistics LP, a Delaware limited partnership (“Andeavor Logistics”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of Andeavor Logistics (“TLLP GP”), Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of WNRL (“WNRL GP”), WNRL Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Andeavor Logistics (“LP Merger Sub”), and WNRL GP Merger Sub LLC, a Delaware limited liability company and wholly-owned-subsidiary of Andeavor Logistics (“GP Merger Sub”), (1) LP Merger Sub merged with and into WNRL (the “Merger”), with WNRL surviving such Merger as a wholly-owned subsidiary of Andeavor Logistics, and (2) GP Merger Sub merged with and into WNRL GP (the “GP Merger”), with WNRL GP surviving as a wholly-owned subsidiary of Andeavor Logistics.

Item 1.01	Entry into a Material Definitive Agreement

Fourth Amended and Restated Omnibus Agreement

Andeavor Logistics, Andeavor, a Delaware corporation (“Andeavor”), on behalf of itself and its affiliates, Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Companies, Inc. (“TCI”), Tesoro Alaska Company LLC (“TAC”) and TLLP GP entered into a Fourth Amended and Restated Omnibus Agreement, dated October 30, 2017 (the “Amended Omnibus Agreement”), to amend and restate the Third Amended and Restated Omnibus Agreement dated July 1, 2014 (the “Prior Omnibus Agreement”), by and among the same parties. The Amended Omnibus Agreement addresses the following matters:

•	Andeavor Logistics’ obligation to pay Andeavor a monthly administrative fee of $1.08 million, and certain other fees, for the provision by Andeavor and its subsidiaries of certain centralized corporate services. This fee is in addition to certain expenses of the TLLP GP and its affiliates (including Andeavor) that are reimbursed in accordance with Andeavor Logistics’ partnership agreement;

•	Andeavor Logistics’ agreement to reimburse Andeavor for all other direct or allocated costs and expenses incurred by Andeavor or its affiliates on behalf Andeavor Logistics;

•	the agreement of Andeavor and certain of its affiliates not to compete with TLLP GP under certain circumstances;

•	Andeavor Logistics’ right of first offer to acquire certain logistics assets of Andeavor and certain of its affiliates;

•	the obligation of TAC, TRMC and any other affiliates of Andeavor (other than Andeavor Logistics and TLLP GP) to indemnify Andeavor Logistics for certain claims, losses and expenses Andeavor Logistics incurs attributable to, among other matters, certain environmental, title, tax and other liabilities relating to assets contributed by Andeavor and its subsidiaries to Andeavor Logistics, and Andeavor Logistics’ obligation to indemnify Andeavor and its subsidiaries for certain claims, losses or expenses incurred by Andeavor or its subsidiaries attributable to the ownership and operation of Andeavor Logistics’ assets; and

•	the granting of a license from Andeavor to Andeavor Logistics with respect to use of the Andeavor name and trademark.

The Amended Omnibus Agreement also incorporates the changes made in subsequent amendments to the Prior Omnibus Agreement and its amended schedules, clarifies the reimbursements to be made by Andeavor Logistics to Andeavor, and from Andeavor to the Andeavor Logistics, adds WNRL and its affiliates as parties, adds legacy employees of WNRL and its affiliates as employees covered by terms and provisions of the agreement, modifies the period for reimbursements solely related to bonuses for TLLP GP employees and extends the expense reimbursement period for certain repairs and maintenance performed to comply with updated industry and regulatory standards, among other things.

So long as Andeavor controls TLLP GP, the Amended Omnibus Agreement will remain in full force and effect unless terminated by the parties. If Andeavor ceases to control TLLP GP, either Andeavor or TLLP GP may terminate the Amended Omnibus Agreement, provided that the indemnification obligations of the parties made under the Amended Omnibus Agreement will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

First Amended and Restated Secondment and Logistics Services Agreement.

Andeavor Logistics, TLLP GP, Tesoro Logistics Operations LLC (“TLO”), Andeavor, WNRL, WNRLGP and their direct and indirect subsidiaries entered into a First Amended and Restated Secondment and Logistics Services Agreement, dated October 30, 2017 (the “Amended Secondment Agreement”), to restate the prior Secondment and Logistics Agreement, dated July 1, 2014 (the “Prior Secondment Agreement”). The Amended Secondment Agreement governs the provision of seconded employees to or from the Andeavor Group (as defined in the Amended Secondment Agreement) and the Logistics Group (as defined in the Amended Secondment Agreement), as applicable. The Secondment Agreement also governs the use of certain facilities of the parties by the various entities. The services to be provided by such seconded employees, along with the fees for such services, will be provided on the service schedules to be attached to the Secondment Agreement. Specialized services and the use of various facilities, along with the fees for such services, will be provided for in service orders to be executed by parties requesting and receiving the service. All fees to be paid pursuant to the Secondment Agreement are indexed for inflation.

In addition, the Amended Secondment Agreement amends the Prior Secondment Agreement by incorporating the changes made in subsequent amendments thereto into the body of the agreement and adds WNRL and its affiliates as parties. The parties have separately agreed that the Amended Secondment Agreement will govern should there be any conflict with the terms of WNRL’s current operational services agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Secondment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of Andeavor Logistics, TLLP GP, TRMC, TCI, TAC, TLO and the other parties to the Amended Omnibus Agreement and the Amended Secondment Agreement is a direct or indirect subsidiary of Andeavor, including WNRL and its affiliates. As a result, certain individuals, including officers and directors of Andeavor and TLLP GP, serve as officers and/or directors of more than one of such other entities. TLLP GP, as the general partner of Andeavor Logistics, holds a non-economic general partner interest in, and common units of, Andeavor Logistics. Andeavor, together with TRMC, Carson Cogeneration Company, TAC and TLLP GP, also holds a majority limited partner interest in Andeavor Logistics.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the Merger, on October 30, 2017, WNRL terminated all commitments and repaid all amounts outstanding, as applicable, under the Credit Agreement, dated as of October 16, 2013 (as amended, supplemented or otherwise modified to date), among WNRL, as borrower, Wells Fargo Bank, National Association, N.A., as administrative agent, swingline lender and letters of credit issuer, and the lenders party thereto from time to time.

Also in connection with the Merger, on October 30, 2017, pursuant to a notice delivered on September 29, 2017, WNRL and WNRL Finance Corp. redeemed all of the then outstanding 7.5% Senior Notes due 2023 (the “Notes”) issued under the Indenture, dated as of February 11, 2015 (the “Indenture”), among WNRL, WNRL Finance Corp. and U.S. Bank National Association, as trustee. As a result of the redemption, WNRL and WNRL Finance Corp. have been released from their respective obligations under the Indenture and the Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets

The text set forth under “Introductory Note” above is incorporated herein by reference.

On the Closing Date, Andeavor Logistics completed the acquisition of WNRL through the Merger and the GP Merger. The Merger and the GP Merger became effective as of 4:01 p.m. Eastern Time.

Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each common unit representing limited partnership interests in WNRL (each, a “WNRL Common Unit”) issued and outstanding immediately prior to the effective time of the Merger was converted into, and become exchangeable for, 0.5233 of a common unit representing limited partner interests in Andeavor Logistics (each, an “ANDX Common Unit”), (ii) each TexNew Mex Unit of WNRL representing limited partner interests in WNRL (each, a “WNRL TexNew Mex Unit”) was converted into a right for Western Refining Southwest, Inc., an Arizona corporation (“Southwest”) to receive a TexNew Mex Unit in Andeavor Logistics, a new class of limited partner units in Andeavor Logistics with substantially the same powers, preferences and rights to distributions as the WNRL TexNew Mex Units, and (iii) the WNRL incentive distribution rights outstanding immediately prior to the effective time of the Merger and 3,634,473 WNRL Common Units owned by Southwest were cancelled in exchange for the right of Southwest to receive a newly created special limited partner interest in Andeavor Logistics and any capital account in WNRL associated with such WNRL incentive distribution rights or such WNRL Common Units immediately prior to the Merger.

The issuance of ANDX Common Units in connection with the Merger was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to Andeavor Logistics’ Registration Statement on Form S-4 (Reg No. (333-220088)), declared effective by the Securities and Exchange Commission (the “SEC”) on September 27, 2017. The joint consent statement/prospectus (the “Joint Consent Statement/Prospectus”) included in the registration statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Andeavor Logistics and WNRL and incorporated by reference into the Joint Consent Statement/Prospectus.

Concurrently with the completion of the Merger, and pursuant to the terms of the Sponsor Equity Restructuring Agreement, dated as of August 13, 2017, by and among, Andeavor Logistics, Andeavor, a Delaware corporation, and TLLP GP (the “Sponsor Equity Restructuring Agreement”), Andeavor Logistics’ incentive distribution rights held by TLLP GP were cancelled and the 2% general partner interest in Andeavor Logistics held by TLLP GP was converted into a non-economic general partner interest in Andeavor Logistics (“GP/IDR Restructuring”). As a result of the GP/IDR Restructuring, TLLP GP received 78,000,000 ANDX Common Units.

On October 27, 2017, in order to fund the Merger and finance the repayments of amounts outstanding under WNRL’s credit agreement and senior notes, Andeavor Logistics utilized cash on hand and borrowed $355 million under Andeavor Logistics’ existing revolving credit facility, dated as of January 29, 2016, among Andeavor Logistics, Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, and the lenders party thereto from time to time.

The foregoing description of the Merger, the Merger Agreement, and the Sponsor Equity Restructuring Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Sponsor Equity Restructuring Agreement, copies of which were attached as Exhibit 2.1 and Exhibit 10.2, respectively, to Andeavor’s Current Report on Form 8-K filed with the SEC on August 14, 2017 and which are incorporated herein by reference.

Item 8.01	Other Events

On October 30, 2017, Andeavor Logistics and Andeavor issued a joint press release announcing the consummation of the Merger and the GP/IDR Restructuring. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 13, 2017, by and among Andeavor Logistics, LP, Tesoro Logistics GP, LLC, Western Refining Logistics, LP, Western Refining Logistics GP, LLC, WNRL Merger Sub LLC and WNRL GP Merger Sub LLC (incorporated by reference herein to Exhibit 2.1 to Andeavor’s Current Report on Form 8-K filed on August 14, 2017, File No. 001-03473).

10.1	Sponsor Equity Restructuring Agreement, dated as of August 13, 2017, among Andeavor, Andeavor Logistics LP and Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.2 to Andeavor’s Current Report on Form 8-K filed on August 14, 2017, File No. 001-03473).

10.2	Fourth Amended and Restated Omnibus Agreement, dated as of October 30, 2017, among Andeavor, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, LLC, Andeavor Logistics LP, Tesoro Logistics GP, LLC.

10.3	First Amended and Restated Secondment and Logistics Services Agreement, dated as of October 30, 2017, among Andeavor, Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Carson Cogeneration Company, Tesoro Great Plains Holdings Company LLC, Tesoro Great Plains Midstream LLC, Tesoro Great Plains Gathering & Marketing LLC, BakkenLink Pipeline LLC, ND Land Holdings LLC, Dakota Prairie Refining Company, Western Refining Inc., Western Refining GP, LLC, Western Refining Southwest, Inc., Western Refining Company, L.P., NT InterHold Co., LLC, Northern Tier Energy GP LLC, Northern Tier Energy LP, Northern Tier Energy LLC, St. Paul Park Refining Co. LLC, Northern Tier Oil Transport LLC, Western Refining Conan Gathering Holdings, LLC, Western Refining Conan Gathering, LLC, Western Refining Delaware Basin Storage, LLC, Andeavor Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Logistics Pipelines LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Northwest Pipeline LLC, Tesoro Alaska Pipeline Company LLC, Tesoro SoCal Pipeline Company LLC, Tesoro Alaska Terminals LLC, Andeavor Field Services, LLC, Andeavor Midstream Partners GP, LLC, Andeavor Midstream Partners Operating, LLC, Andeavor Gathering I, LLC, Rendezvous Pipeline Company, LLC, Green River Processing, LLC, Three Rivers Gathering LLC, Uinta Basin Field Services LLC, Rendezvous Gas Services LLC, Western Refining Logistics, LP, Western Refining Logistics GP, LLC, WNRL Energy GP, LLC, Western Refining Pipeline, LLC, Western Refining Wholesale, LLC, Western Refining Terminals, LLC and Western Refining Product Transport, LLC.

99.1	Press Release of Andeavor and Andeavor Logistics LP, dated October 30, 2017.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements, which involve risks, uncertainties and assumptions that are difficult to predict. These statements are not guarantees of future performance and actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement. The factors that might affect Andeavor’s or Andeavor Logistics’ performance include, but not limited to: the business environment and industry trends; conditions in global financial markets; domestic and international economic conditions; Andeavor Logistics’ ability to realize the anticipated benefits of the acquisition of WNRL within the expected time frame and efficiently integrate WNRL’s into Andeavor Logistics’ operations; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares and the risk of the amount of any future distribution that Andeavor Logistics may issue. These factors are difficult to predict and are beyond Andeavor Logistics’ or Andeavor’s control, including those detailed in Andeavor Logistics’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and registration statement on Form S-4 (Reg. No. 333-220088) filed with the SEC on August 22, 2017, as amended (the “Form S-4”) that are available on its website at http://andeavorlogistics.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Andeavor’s website at http://andeavor.com and on the SEC’s website at http://www.sec.gov. Andeavor Logistics’ and Andeavor’s forward-looking statements are based on assumptions that Andeavor Logistics and Andeavor believe to be reasonable but that may not prove to be accurate. Andeavor Logistics and Andeavor undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ANDEAVOR

By:	/s/ Blane W. Peery
Name: Blane W. Peery
Title: Vice President and Controller

Date: October 30, 2017